UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

August 15, 2023
Date of Report (Date of earliest event reported)

CervoMed Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Park Plaza, Suite 424 Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 744-4400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CRVO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 16, 2023, the Delaware corporation formerly known as “Diffusion Pharmaceuticals Inc.” completed its previously announced merger transaction in accordance with the terms and conditions of the Agreement and Plan of Merger, dated as of March 30, 2023 (the “Merger Agreement”), by and among Diffusion Pharmaceuticals Inc. (“Diffusion”), Dawn Merger Sub Inc., a wholly owned subsidiary of Diffusion (“Merger Sub”), and EIP Pharma, Inc. (“EIP”), pursuant to which Merger Sub merged with and into EIP, with EIP surviving the merger as a wholly owned subsidiary of Diffusion (the “Merger”). Additionally, on August 16, 2023, the Company changed its name from “Diffusion Pharmaceuticals Inc.” to “CervoMed Inc.” (the “Company”).

On August 17, 2023, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, the consummation of the Merger. This Amendment No. 1 to Current Report on Form 8-K amends the Original Form 8-K to (i) include a correction to the number of Exchange Shares (as that term is defined in the Original Form 8-K) under Item 2.01 of the Original Form 8-K and (ii) provide the Company’s Business section, Risk Factors section, and Management’s Discussion and Analysis of Financial Condition and Results of Operations section under Item 8.01, which were excluded from the Original Form 8-K in reliance on the instructions to such Item.

Item 2.01         Completion of Acquisition or Disposition of Assets

The third sentence of the third paragraph of Item 2.01 of the Original Form 8-K is hereby amended and restated in its entirety to read as set forth below:

“At the Effective Time, each outstanding share of EIP capital stock (after giving effect to (i) the automatic conversion of all shares of EIP preferred stock into shares of EIP common stock, (ii) the conversion of EIP’s convertible notes into shares of EIP common stock, and excluding any shares held as treasury stock by EIP or held or owned by Diffusion or any subsidiary of Diffusion or EIP and any dissenting shares) was converted into the right to receive 0.1151 shares of Diffusion common stock, which resulted in the issuance by Diffusion of an aggregate of 4,314,033 shares of Diffusion common stock to the stockholders of EIP (the “Exchange Shares”). Immediately following the Effective Time, there were 5,674,250 shares of the Company issued and outstanding.”

Item 8.01.         Other Events

The Company’s Business section, the Company’s Risk Factors section and the Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations section are filed herewith as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description
99.1	Business Section of CervoMed Inc.
99.2	Risk Factors Section of CervoMed Inc.
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of EIP Pharma, Inc. as of and for the period ended June 30, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2023	CervoMed Inc.

	By:	/s/ William Tanner, Ph.D.
	Name:	William Tanner, Ph.D.
	Title:	Chief Financial Officer

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